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                                                                   EXHIBIT 10.44

                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

                    FOURTH AMENDMENT TO AXEL CREDIT AGREEMENT

     This FOURTH AMENDMENT TO AXEL CREDIT AGREEMENT (this "Amendment") is dated as of May 2, 2003 and entered into by and among Sealy Mattress Company, an Ohio corporation ("Company"), Sealy Corporation, a Delaware corporation ("Holdings"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent ("Syndication Agent"), JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank as successor by merger to Morgan Guaranty Trust Company of New York), as administrative agent for Lenders ("Administrative Agent"; collectively, Syndication Agent and Administrative Agent are referred to herein as "Agents"), and the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to (i) that certain Amended and Restated Credit Agreement dated as of November 8, 2002 (as amended, supplemented or otherwise modified to the date hereof, the "Revolver/Term A Loan Credit Agreement"), and (ii) that certain AXEL Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "AXEL Credit Agreement"; the AXEL Credit Agreement and the Revolver/Term A Loan Credit Agreement are, collectively, the "Credit Agreements"), by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreements, as applicable, or in Section 1.1 hereof.

                                    RECITALS

     WHEREAS, Company, Holdings and the Lenders executing this Amendment desire to amend certain of the terms and provisions of the AXEL Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE AXEL CREDIT AGREEMENT

     1.1 Amendments to Section 1: Definitions

          A. Subsection 1.1 of the AXEL Credit Agreement is hereby amended by adding the following definitions, which shall be inserted in proper alphabetical order:

          "May 2003 Amendment" means that certain Fourth Amendment to AXEL Credit Agreement dated as of May 2, 2003 by and among Company,

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     Holdings, Subsidiary Guarantors and the Lenders party thereto.

          "May 2003 Amendment Effective Date" means the "Amendment Effective Date" as defined in the May 2003 Amendment.

          "May 2003 Refinancing" means, collectively, the issuance of no more than $50 million of Senior Subordinated Notes and the prepayment of AXELs Series B, the AXELs Series C and the AXELs Series D in an amount equal to the May 2003 Net Refinancing Proceeds on or after the May 2003 Amendment Effective Date.

          "May 2003 Net Refinancing Proceeds" means the proceeds from the May 2003 Refinancing net of underwriting discounts and commissions and other reasonable fees and expenses incurred in connection with such refinancing, including the reasonable legal fees and expenses incurred in connection with the negotiation of the May 2003 Amendment.

          B. Subsection 1.1 of the AXEL Credit Agreement is hereby further amended by deleting the definition of "Senior Subordinated Notes" therefrom and substituting therefor the following:

          "Senior Subordinated Notes" means the$250,000,000 in aggregate principal amount of 9-7/8% Senior Subordinated Notes due December 15, 2007 of Company issued pursuant to the Senior Subordinated Note Indenture; provided that such principal amount shall be increased by the principal amount of any additional Senior Subordinated Notes issued on or after the May 2003 Amendment Effective Date in transactions not prohibited under this Agreement, provided, further, that such amount does not exceed $50,000,000 in the aggregate.

     1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans

          Subsection 2.4B(iii)(a) is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity.

          On and after the Second Amendment Effective Date, any voluntary prepayments of the Loans pursuant to subsection 2.4B(i) shall be applied
     (x) to prepay the AXELs Series B, the AXELs Series C and the AXELs Series D on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and (y) to reduce the scheduled installments of principal of the AXELs Series B, the AXELs Series C and the AXELs Series D set forth in subsections 2.4A(i), 2.4A(ii) and 2.4A(iii) (x) on a pro rata basis (in accordance with the respective outstanding principal amounts thereof), or (y) in forward order of

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     maturity (provided that any such prepayment may only be applied in forward order of maturity to the extent the scheduled installments of principal against which such prepayments are to be applied are due on or prior to the date which is one year from the date of such prepayment), or (z) in inverse order of maturity, at Company's option, as specified by Company in the applicable notice of prepayment); provided, however, that so long as any Tranche A Term Loans are outstanding, any prepayment of the Loans pursuant to subsection 2.4B(i) shall be applied to the repayment of the Tranche A Term Loans and the Loans on a pro rata basis according to the respective outstanding principal amounts thereof; notwithstanding anything herein to the contrary, a voluntary prepayment made with the May 2003 Net Refinancing Proceeds shall be applied to prepay the AXELs Series B, the AXELs Series C and the AXELs Series D, and such prepayment shall be applied in full in forward order of maturity."

     1.3 Amendment to Section 5: Affirmative Covenants

               Subsection 5.13 is hereby amended by deleting it in its entirety.

     1.4 Amendment to Section 6: Negative Covenants

               Subsection 6.10B is hereby amended adding immediately prior to the "." at the end thereof the following proviso:

               "; provided, further, that on or after the May 2003 Amendment Effective Date Company may issue (and amend the Senior Subordinated
          Note Indenture to the extent necessary to issue) up to $50,000,000 in aggregate principal amount of additional notes (such notes being considered Senior Subordinated Notes for all purposes under the Loan Documents) on identical terms as the $125,000,000 of Senior Subordinated Notes originally issued under the Senior Subordinated
          Note Indenture, so long as the proceeds from the issuance of such additional Senior Subordinated Notes are applied in accordance with the provisions of this Agreement."

     1.5 Consents to Amendments

     Each undersigned Lender hereby consents to the amendments to the AXEL Credit Agreement set forth in this Amendment.

SECTION 2. CONDITIONS TO EFFECTIVENESS

     Anything herein to the contrary notwithstanding, Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "May 2003 Amendment Effective Date"):

     (i) On or before the May 2003 Amendment Effective Date, each of Company

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and Holdings shall have delivered to Lenders (or to Administrative Agent for
Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the May 2003 Amendment Effective Date:

          (a) A certificate of its corporate secretary or an assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date (or, in lieu thereof, certified copies of any such amendments), (ii) the Resolutions of its Board of Directors delivered on the Closing Date are in full force and effect without modification or amendment, and (iii) there have been no changes after the Closing Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents), together with a good standing certificate with respect to Company from the Secretary of State of the State of Ohio, dated a recent date prior to the May 2003 Amendment Effective Date; and

          (b) This Amendment, executed by Holdings, Company, Credit Support Parties, Requisite Lenders and Requisite Class Lenders for Lenders having Class C Exposure and Requisite Class Lenders for Lenders having Class D Exposure in each case under the AXEL Credit Agreement.

     (ii) So long as Requisite Lenders and Requisite Class Lenders under the AXEL Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on [April ___] 2003, an amendment fee in an amount equal to 0.05% of the aggregate AXEL Series B Exposure, AXEL Series C Exposure and AXEL Series D Exposure of such Lender after giving effect to the voluntary prepayment contemplated by this Amendment, as well as payment for all reasonable fees, expenses and disbursements incurred by Skadden, Arps, Slate, Meagher & Flom LLP in connection with this Amendment, to the extent such fees are invoiced prior to the May 2003 Amendment Effective Date.

SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the AXEL Credit Agreement in the manner provided herein, Company represents and warrants to each Lender under the AXEL Credit Agreement that the following statements are true, correct and complete:

     3.1 Incorporation of Representations and Warranties From Credit Agreements.

     On and as of the date hereof and the May 2003 Amendment Effective Date, the representations and warranties contained in subsections 4.1A, 4.2A, 4.2B, 4.2C and 4.2D of the AXEL Credit Agreement are and will be true, correct and complete with

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respect to this Amendment and the AXEL Credit Agreement as amended by this
Amendment (as so amended, the "Amended Agreement") as if this Amendment and the Amended Agreement were "Loan Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Revolver/Term A Loan Credit Agreement and Section 4 of the AXEL Credit Agreement are and will be true, correct and complete in all material respects on and as of the May 2003 Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     3.2 Absence of Default.

     No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under the Credit Agreements.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

     Each of Company, Holdings and the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

Section 5. MISCELLANEOUS

     5.1 Reference to and Effect on the Credit Agreements and the Other Loan Documents.

     (i) On and after the May 2003 Amendment Effective Date, each reference in the AXEL Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the AXEL Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the AXEL Credit Agreement shall mean and be a reference to the applicable Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the AXEL Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or

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operate as a waiver of any right, power or remedy of any Agent or any Lender under, the AXEL Credit Agreement or any of the other Loan Documents relating thereto.

     5.2 Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby that are due and payable pursuant to Section 2(ii) hereto shall be for the account of Company.

     5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     5.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective with respect to the AXEL Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the AXEL Credit Agreement), (2) Company and (3) Holdings and the other Credit Support Parties, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  SEALY MATTRESS COMPANY



                                  By:   /s/ Kenneth L. Walker
                                      --------------------------------------
                                        Name:  Kenneth L. Walker
                                        Title: Vice President, General Counsel
                                                 and Secretary

                                  SEALY CORPORATION



                                  By:   /s/ Kenneth L. Walker
                                      --------------------------------------
                                        Name:  Kenneth L. Walker
                                        Title: Vice President, General Counsel
                                                 and Secretary

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SUBSIDIARY GUARANTORS:

SEALY MATTRESS COMPANY OF PUERTO RICO
OHIO-SEALY MATTRESS MANUFACTURING CO. INC.
OHIO-SEALY MATTRESS MANUFACTURING CO.
SEALY MATTRESS COMPANY OF MICHIGAN, INC.
SEALY MATTRESS COMPANY OF KANSAS CITY, INC.
SEALY OF MARYLAND AND VIRGINIA, INC.
SEALY MATTRESS COMPANY OF ILLINOIS
A. BRANDWEIN & CO.
SEALY MATTRESS COMPANY OF ALBANY, INC.
SEALY OF MINNESOTA, INC.
SEALY MATTRESS COMPANY OF MEMPHIS
THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP
SEALY MATTRESS MANUFACTURING COMPANY, INC.
SEALY, INC.
NORTH AMERICAN BEDDING COMPANY
MATTRESS HOLDINGS INTERNATIONAL, LLC
SEALY TECHNOLOGY LLC
SEALY-KOREA, INC.
SEALY REAL ESTATE, INC.
SEALY TEXAS MANAGEMENT, INC.
SEALY TEXAS HOLDINGS LLC
SEALY TEXAS L.P.

                  By: /s/ Kenneth L. Walker
                     -------------------------------
                     Name:  Kenneth L. Walker
                     Title: Vice President, General Counsel and Secretary


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AGENTS AND LENDERS:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
individually and as Syndication Agent

By:   /s/ illegible
      -------------------------------------
         Authorized Signatory

JPMORGAN CHASE BANK,
individually and as Administrative Agent

By:   /s/ illegible
     -------------------------------------
     Name:
     Title:

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[NAME OF LENDER] (1)




By:  -------------------------------------
     Name:
     Title:

(1) Agreement was executed by each of the following Lenders:

JPMorgan Chase Bank                             Wrigley CDO, Ltd                                Nomura Bond & Loan Fund
Van Kampen CLO I Limited                        APEX (IDM) CDO I, Ltd.                          Long Lane Master Trust IV
Carlyle High Yield Partners II, Ltd.            ELC (Cayman) Ltd. CDO Series 1999 - I           Goldman Sachs Credit Partners L.P.
Carlyle High Yield Partners III, Ltd.           ELC (Cayman) Ltd. 1999 - III                    Harbor Town Funding Trust
Carlyle High Yield Partners IV, Ltd.            ELC (Cayman) Ltd. 2000 - I
Natexis Banques Populaires                      Allstate Life Insurance Company
Monument Capital Ltd.                           AIMCO CDO Series 2000 - A
New Alliance Global CDO, Limited                AIMCO CDO Series 2001 - A
Alliance Investments Ltd.                       Deutsche Bank Trust Company Americas
Octagon Investment Partners III, Ltd.           Indo Suez Capital Funding II A Limited
Fleet National Bank                             Toronto Dominion (Texas) Inc.
Franklin CLO III, Ltd.                          SEQUILS I, Ltd.
Franklin CLO II, Ltd.                           Centurion CDO II, Ltd.
ORIX Finance Corp. I                            Sequilis - Centurion V. Ltd.
Cypress Tree Investment Management              Regiment Capital Ltd.
  Company Inc.                                  K2H Crescent LLC
Galaxy CLO 1991-1, Ltd.                         K2H Crescent - 2 LLC
Addison CDO, Limited                            K2H Crescent - 3 LLC
CAPTIVA III Finance Ltd.                        K2H Cypress Tree - 1 LLC
CAPTIVA IV Finance Ltd.                         K2H ING - 2 LLC
DELANO Company                                  K2H Soleil LLC
Jissekikun Funding, Ltd.                        K2H Soleil - 2 LLC
San Joaquin CDO I Limited                       K2H Sterling LLC
Sequilis - Magnum, Ltd.                         Fidelity Advisor Floating Rate
                                                  High Income Fund
                                                Apex (Trimaron) CDO I, Ltd.
                                                Ballyrock CDO I, Limited
                                                Clydesdale CLO 2 CO1 - 1 Ltd.

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